Exhibit 10.96

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF

THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Robert S. Thomas	Charles M. Swoboda
President & CEO	President & CEO
Charles & Colvard, Ltd.	Cree, Inc.
300 Perimeter Park, Suite A Morrisville, NC 27560	4600 Silicon Drive Durham, NC 27703

This letter, when signed on behalf of Charles & Colvard, Ltd. (“C&C”) and Cree, Inc. (“Cree”), will serve as an agreement between C&C and Cree to provide the following terms effective on and after December 25, 2006, amending the parties’ February 14, 2006 letter agreement:

1.	Cree will supply Silicon Carbide (“SiC”) production crystals to C&C, and C&C will purchase SiC production crystals from Cree, according to the terms stated in this letter agreement.

2.	C&C will purchase ***** kg each quarter of calendar 2007 of “usable material” (where “usable material” will be determined in the manner described in Paragraph 3) at a price of $*****/gram. Provided that Cree uses its best commercially reasonable efforts to deliver the quantities of usable material required by this letter agreement, Cree will not be held in breach for delays in delivery. As used in this letter agreement, “quarter” refers to fiscal quarters of Cree ending during the indicated period.

3.	The quantity of “usable material” of crystals delivered to C&C pursuant to this letter agreement will be determined according to the following:

A.	Material will be graded according to the specifications in Attachment A.

B.	Grams of usable material will be calculated on a crystal-by-crystal basis according to the following equation: (usable mm) as a percent of total length of the crystal in mm multiplied by the actual weight of the crystal in grams. “Usable mm” means millimeters of usable material as defined in Attachment A.

C.	Crystals shipped to C&C must contain at least ***** grams of usable material for the 2” crystals, ***** grams for 2.25” crystals or ***** grams for 3” crystals. This usable area must be contiguous. Crystal diameter to be shipped will be 2”, 2.25” or 3” as determined by Cree.

4.	Except as expressly provided herein, the supply and purchase of SiC material will be governed by the terms and conditions of the parties’ Amended and Restated Exclusive Supply Agreement dated June 6, 1997 (the “Supply Agreement”, as amended).

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF

THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

5.	The contents of this letter agreement shall be considered “Confidential Information” of each party subject to the provisions of Section 5 of the Supply Agreement.

CHARLES & COLVARD, LTD.		CREE, INC.

By:	/s/ Robert S. Thomas	By:	/s/ Charles M. Swoboda
	Robert S, Thomas		Charles M. Swoboda
	President & CEO		President & CEO

Date: 29 Dec 2006		Date: 12/28/06

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF

THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

ATTACHMENT A

Specification of usable material as referenced in paragraph 2 above.

COLOR: Usable material is calculated as “light gray” or “very light gray”. Specifically tone/color number 20 and 10 1 as used in the C&C boule-grading screen will be considered acceptable tone and color material. (Note: Grade 10 is preferred. Grade 20 material will be valued at $***** per-gram.)

DEFECTS:

Material volume of acceptable color will be reduced by the percentage of the defects listed in the table below. C&C shall set the acceptable standards for the quality of both the color and defects of all material purchased pursuant to this letter agreement. Unless otherwise mutually agreed by the parties in writing, however, the grading of the material by both Cree and C&C will adhere to those standards and methods identified in Notes 1 & 2 below, applied on a consistent basis in the same manner as applied during September, October and November of calendar 2003. Should C&C deem such standards and methods or new defects unacceptable, it can request changes to its volume commitment or the methods, standards or list of price reducing defects, with such changes to be effective 60 days after giving Cree notice of the changes. Cree may request changes to its pricing and/or volume commitment. If the parties do not agree in writing on the changes to be made, before the effective date of the requested changes, either party can terminate this letter agreement upon notice and, in that event, the Supply Agreement will govern the parties’ obligations thereafter.

ID	D-Type
1	*****	Reduce
2	*****	Reduce
3	*****	Reduce
4	*****	No reduction
5	*****	Reduce
6	***** [2]	Reduce
7	*****	No reduction
8	*****	Reduce
9	*****	Reduce

Notes

1	CH0257R 17.4mm tone/color 20 (lightest 20), new gray boules that are lighter than this will grade as 10, CE0269R 9.5mm tone/color 30 (lightest 30), new gray boules that are lighter than this will grade as 20

2	Micropipe grading will be performed according to the Cree document identified as the CCG– 948 Rev C, Dense Fine Pipe Grading procedure (Revision 8/17/06). The area determined according to this procedure multiplied by 1.2, (“20% adder”), defines the area of non-usable material for micropipes.